UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 10, 2018

Benchmark 2018-B3 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001734103)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

German American Capital Corporation

(Central Index Key number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-17	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 10, 2018, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2018 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Benchmark 2018-B3 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B3 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $949,142,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”) and Drexel Hamilton, LLC (“Drexel” and, collectively with CGMI, DBSI and JPMS, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of March 23, 2018 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, DBSI and JPMS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated March 19, 2018, and by the Prospectus, dated March 23, 2018 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $143,395,711, were sold to CGMI, DBSI and JPMS (collectively with CGMI and DBSI, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of March 23, 2018, between the Depositor and the Initial Purchasers. The Private Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2018-B3 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 45 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 75 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2018 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2018 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB, and (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a

Mortgage Loan Purchase Agreement, dated as of April 1, 2018 (the “CREFI Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement and the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

The Mortgage Loan identified on the Mortgage Loan Schedule as EOS 21 (the “EOS 21 Mortgage Loan”) is required to be serviced and administered pursuant to the Benchmark 2018-B2 PSA. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the EOS 21 Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “EOS 21 Co-Lender Agreement”). The Benchmark 2018-B2 PSA and the EOS 21 Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.7, respectively.

The Mortgage Loan identified on the Mortgage Loan Schedule as The SoCal Portfolio (“The SoCal Portfolio Mortgage Loan”) is required to be serviced and administered pursuant to the CGCMT 2018-B2 PSA. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of The SoCal Portfolio Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (“The SoCal Portfolio Co-Lender Agreement”). The CGCMT 2018-B2 PSA and The SoCal Portfolio Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.8, respectively.

The Mortgage Loan identified on the Mortgage Loan Schedule as Twelve Oaks Mall (the “Twelve Oaks Mall Mortgage Loan”) is required to be serviced and administered pursuant to the GSMS 2018-GS9 PSA. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Twelve Oaks Mall Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “Twelve Oaks Mall Co-Lender Agreement”). The GSMS 2018-GS9 PSA and the Twelve Oaks Mall Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.9, respectively.

The Mortgage Loan identified on the Mortgage Loan Schedule as InterContinental San Francisco (the “InterContinental San Francisco Mortgage Loan”) is required to be serviced and administered pursuant to the Benchmark 2018-B2 PSA. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the InterContinental San Francisco Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “InterContinental San Francisco Co-Lender Agreement”). The InterContinental San Francisco Co-Lender Agreement is attached hereto as Exhibit 4.10.

The Mortgage Loan identified on the Mortgage Loan Schedule as Marina Heights State Farm (the “Marina Heights State Farm Mortgage Loan”) is required to be serviced and administered pursuant to the GSMS 2017-FARM TSA. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Marina Heights State Farm Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “Marina Heights State Farm Co-Lender Agreement”). The GSMS 2017-FARM TSA and the Marina Heights State Farm Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.11 respectively.

The Mortgage Loan identified on the Mortgage Loan Schedule as CrossPoint (the “CrossPoint Mortgage Loan”) is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the CrossPoint Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “CrossPoint Co-Lender Agreement”). The CrossPoint Co-Lender Agreement is attached hereto as Exhibit 4.12.

The Mortgage Loan identified on the Mortgage Loan Schedule as Marriott Charlotte City Center (the “Marriott Charlotte City Center Mortgage Loan”) is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Marriott Charlotte City Center Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “Marriott Charlotte City Center Co-Lender Agreement”). The Marriott Charlotte City Center Co-Lender Agreement is attached hereto as Exhibit 4.13.

The Mortgage Loan identified on the Mortgage Loan Schedule as Rochester Hotel Portfolio (the “Rochester Hotel Portfolio Mortgage Loan”) is required to be serviced and administered pursuant to the Benchmark 2018-B2 PSA. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Rochester Hotel Portfolio Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “Rochester Hotel Portfolio Co-Lender Agreement”). The Rochester Hotel Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.14.

The Mortgage Loan identified on the Mortgage Loan Schedule as 599 Broadway (the “599 Broadway Mortgage Loan”) is required to be serviced and administered pursuant to the Benchmark 2018-B2 PSA. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 599 Broadway Mortgage Loan), and the holder of the related Companion Loan are generally governed by the related Co-Lender Agreement (the “599 Broadway Co-Lender Agreement”). The 599 Broadway Co-Lender Agreement is attached hereto as Exhibit 4.15.

The Mortgage Loan identified on the Mortgage Loan Schedule as 315 West 36th Street (the “315 West 36th Street Mortgage Loan”) is required to be serviced and administered pursuant to the Pooling and Servicing Agreement prior to the related Servicing Shift Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 315 West 36th Street Mortgage Loan), and the holder of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “315 West 36th Street Co-Lender Agreement”). The 315 West 36th Street Co-Lender Agreement is attached hereto as Exhibit 4.16.

The Mortgage Loan identified on the Mortgage Loan Schedule as 90 Hudson (the “90 Hudson Mortgage Loan”) is required to be serviced and administered pursuant to the Benchmark 2018-B1 PSA. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 90 Hudson Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “90 Hudson Co-Lender Agreement”). The Benchmark 2018-B1 PSA and the 90 Hudson Co-Lender Agreement are attached hereto as Exhibits 4.6 and 4.17, respectively.

The Mortgage Loan identified on the Mortgage Loan Schedule as Atrium Center (the “Atrium Center Mortgage Loan”) is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Atrium Center Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “Atrium Center Co-Lender Agreement”). The Atrium Center Co-Lender Agreement is attached hereto as Exhibit 4.18.

The Mortgage Loan identified on the Mortgage Loan Schedule as Oak Portfolio (the “Oak Portfolio Mortgage Loan”) is required to be serviced and administered pursuant to the Pooling and

Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Oak Portfolio Mortgage Loan), and the holder of the related Companion Loan are generally governed by the related Co-Lender Agreement (the “Oak Portfolio Co-Lender Agreement”). The Oak Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.19.

The Mortgage Loan identified on the Mortgage Loan Schedule as Towers at University Town Center (the “Towers at University Town Center Mortgage Loan”) is required to be serviced and administered pursuant to the Benchmark 2018-B2 PSA. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Towers at University Town Center Mortgage Loan), and the holders of the related Companion Loans are generally governed by the related Co-Lender Agreement (the “Towers at University Town Center Co-Lender Agreement”). The Towers at University Town Center Co-Lender Agreement is attached hereto as Exhibit 4.20.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, JPMCB and CREFI. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,671,417, were approximately $1,098,713,961. Of the expenses paid by the Depositor, approximately $329,168 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,342,248 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated March 23, 2018. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

CREFI, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR (17 CFR § 246.1 et seq) (“Regulation RR”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P. (through its “majority-owned affiliate” (as defined in Regulation RR), KKR Real Estate Credit Opportunity Partners (AIV) Aggregator I L.P.) of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class E-RR Certificates, Class F-RR Certificates, Class G-RR Certificates, Class H-RR Certificates and Class NR-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Benchmark 2018-B2 PSA
Exhibit 4.3	CGCMT 2018-B2 PSA
Exhibit 4.4	GSMS 2018-GS9 PSA
Exhibit 4.5	GSMS 2017-FARM TSA
Exhibit 4.6	Benchmark 2018-B1 PSA
Exhibit 4.7	EOS 21 Co-Lender Agreement
Exhibit 4.8	The SoCal Portfolio Co-Lender Agreement
Exhibit 4.9	Twelve Oaks Mall Co-Lender Agreement
Exhibit 4.10	InterContinental San Francisco Co-Lender Agreement
Exhibit 4.11	Marina Heights State Farm Co-Lender Agreement
Exhibit 4.12	CrossPoint Co-Lender Agreement
Exhibit 4.13	Marriott Charlotte City Center Co-Lender Agreement
Exhibit 4.14	Rochester Hotel Portfolio Co-Lender Agreement
Exhibit 4.15	599 Broadway Co-Lender Agreement
Exhibit 4.16	315 West 36th Street Co-Lender Agreement
Exhibit 4.17	90 Hudson Co-Lender Agreement
Exhibit 4.18	Atrium Center Co-Lender Agreement
Exhibit 4.19	Oak Portfolio Co-Lender Agreement
Exhibit 4.20	Towers at University Town Center Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 10, 2018
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 10, 2018 (included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 10, 2018 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 23, 2018, which such certification is dated March 23, 2018
Exhibit 99.1	GACC Mortgage Loan Purchase Agreement
Exhibit 99.2	JPMCB Mortgage Loan Purchase Agreement
Exhibit 99.3	CREFI Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 10, 2018	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	President

BMARK 2018-B3 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	Benchmark 2018-B2 PSA	(E)
4.3	CGCMT 2018-B2 PSA	(E)
4.4	GSMS 2018-GS9 PSA	(E)
4.5	GSMS 2017-FARM TSA	(E)
4.6	Benchmark 2018-B1 PSA	(E)
4.7	EOS 21 Co-Lender Agreement	(E)
4.8	The SoCal Portfolio Co-Lender Agreement	(E)
4.9	Twelve Oaks Mall Co-Lender Agreement	(E)
4.10	InterContinental San Francisco Co-Lender Agreement	(E)
4.11	Marina Heights State Farm Co-Lender Agreement	(E)
4.12	CrossPoint Co-Lender Agreement	(E)
4.13	Marriott Charlotte City Center Co-Lender Agreement	(E)
4.14	Rochester Hotel Portfolio Co-Lender Agreement	(E)
4.15	599 Broadway Co-Lender Agreement	(E)
4.16	315 West 36th Street Co-Lender Agreement	(E)
4.17	90 Hudson Co-Lender Agreement	(E)
4.18	Atrium Center Co-Lender Agreement	(E)
4.19	Oak Portfolio Co-Lender Agreement	(E)
4.20	Towers at University Town Center Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 10, 2018	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 10, 2018 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 10, 2018 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 23, 2018, which such certification is dated March 23, 2018	(E)

99.1	GACC Mortgage Loan Purchase Agreement	(E)
99.2	JPMCB Mortgage Loan Purchase Agreement	(E)
99.3	CREFI Mortgage Loan Purchase Agreement	(E)